SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES


                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) January 31, 2003

                           OBSIDIAN ENTERPRISES, INC.
             (Exact name of registrant as specified in its chapter)
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
                    Delaware                                 0-17430                           35-2154335
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          (State or other jurisdiction                     (Commission                        (IRS Employer
                 incorporation)                           File Number)                     Identification No.)
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               111 Monument Circle
                   Suite 4800
              Indianapolis, Indiana                           46204
     ----------------------------------------     ------------------------------
     ----------------------------------------     ------------------------------
     (Address of principal executive                        (Zip Code)
     offices)


        Registrant's telephone number, including area code (317) 237-4122

                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     As reported in a Current Report on Form 8-K filed on November 6, 2002, Champion Trailer, Inc. ("Champion"), a wholly-owned subsidiary of the Registrant, Obsidian Enterprises, Inc. ("Obsidian"), entered into a Memorandum of Agreement on October 30, 2002, with Timothy S. Durham and Terry G. Whitesell pursuant to which Champion agreed to sell all of its assets to an entity to be designated by Messrs. Durham and Whitesell subject to the payment by Messrs. Durham and Whitesell of $1.00 and the assumption by the entity acquiring the assets of all of the liabilities of Champion except for the liability of Champion to Markpoint Equity Growth Fund IV. Champion is a manufacturer of custom racecar transports, specialty exhibit trailers and mobile hospitality units. Mr. Durham is the Chief Executive Officer and Chairman of the Board of Obsidian. Mr. Whitesell is the President and Chief Operating Officer and a director of Obsidian. On January 31, 2003, Obsidian sold the Champion assets to Champion Trailer Acquisition Company, LLC, pursuant to an Agreement for the Purchase and Sale of Business Assets of Champion Trailer, Inc., a copy of which is attached to this Report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial statements of business acquired

     Not applicable

(b)  Pro forma financial information

     Not applicable

(c)  Exhibits



Exhibit No.                                   Description

2.1 Memorandum of Agreement, dated October 30, 2002, between Champion Trailer, Inc., on the one hand, and Timothy S. Durham and Terry G. Whitesell, on the other hand.

2.2 Agreement for the Purchase and Sale of Business Assets of Champion Trailer, Inc., dated January 31, 2003, among Obsidian Enterprises, Inc., Champion Trailer, Inc. and Champion Trailer Acquisition Company, LLC, and related Assumption Agreement.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 OBSIDIAN ENTERPRISES, INC.


Date: February 10, 2003                          By:/s/ Timothy S. Durham
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                                  EXHIBIT INDEX
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    Exhibit No.                                   Description                                    Incorporated by
                                                                                               Reference/Attached

2.1                  Memorandum of Agreement,  dated  October 30, 2002,  between  Champion  Incorporated by
                     Trailer,  Inc.,  on the one hand,  and Timothy S. Durham and Terry G.  reference to Exhibit 2.1
                     Whitesell, on the other hand.                                          to the Current Report on
                                                                                            Form 8-K filed by the
                                                                                            Registrant on November
                                                                                            6, 2002.

2.2                  Agreement  for the Purchase  and Sale of Business  Assets of Champion  Attached
                     Trailer,  Inc., dated January 31, 2003,  among Obsidian  Enterprises,
                     Inc.,  Champion  Trailer,   Inc.  and  Champion  Trailer  Acquisition
                     Company, LLC, and related Assumption Agreement.

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